UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Strategic Global Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Strategic Global Income Fund, Inc.
(New York Stock Exchange Trading Symbol: SGL)
Notice of annual meeting of shareholders
March 17, 2011

To the shareholders:

The annual meeting of shareholders of Strategic Global Income Fund, Inc. (the “Fund”) will be held on March 17, 2011 at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028 for the following purposes:

(1)	To elect two (2) directors to serve as Class I directors for three (3) year terms and until their successors are elected and qualify; and

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You are entitled to vote at the meeting and any adjournment or postponement thereof if you owned Fund shares at the close of business on January 21, 2011. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

By order of the board of directors,

Mark F. Kemper
Vice President and Secretary

January 27, 2011
1285 Avenue of the Americas
New York, New York 10019-6028

Your vote is important no matter how many shares you own

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the nominees for director named in the attached proxy statement and, in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid signature

Corporate accounts
(1)	ABC Corp.	ABC Corp.
John Doe, treasurer
(2)	ABC Corp.	John Doe, treasurer
(3)	ABC Corp. c/o John Doe, treasurer	John Doe
(4)	ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1)	The XYZ partnership	Jane B. Smith, partner
(2)	Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1)	ABC trust account	Jane B. Doe, trustee
(2)	Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., executor

Strategic Global Income Fund, Inc.

1285 Avenue of the Americas
New York, New York 10019-6028

Proxy statement

Annual meeting of shareholders to be held on March 17, 2011
This proxy statement is furnished to the shareholders of Strategic Global Income Fund, Inc. (the “Fund”) in connection with the solicitation by the board of directors of proxies to be exercised at the annual meeting of shareholders of the Fund to be held on March 17, 2011, at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028, or any adjournment or postponement thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January 28, 2011.

Shareholders of record at the close of business on January 21, 2011, are entitled to notice of and to vote at the meeting. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting, is necessary to constitute a quorum for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the chairman of the meeting has the power to adjourn the meeting, to a date not more than 120 days after the original record date for the meeting without notice other than announcement at the meeting. The shareholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough shareholders to leave fewer than required to establish a quorum.

Broker non-votes are proxies for shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received by the Fund properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the two nominees for Class I director named herein and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund’s Secretary care of UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given.

As of the record date, January 21, 2011, the Fund had 18,258,828 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail

1

but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) or UBS Financial Services Inc., who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

UBS Global AM serves as the Fund’s investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. Principal business offices of UBS Global AM are located at 1285 Avenue of the Americas, New York, New York 10019-6028 and at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

The Fund’s annual report containing financial statements for the fiscal year ended November 30, 2010, is being mailed to shareholders concurrently with this proxy statement.

Proposal 1. Election of directors

Effective May 19, 2010, the Fund elected under Maryland law to classify the board of directors into three classes. The initial term of office of the Class I directors will expire at the Fund’s 2011 annual stockholders meeting, with the term of office of the Class II directors expiring at the 2012 annual meeting and the term of office of the Class III directors expiring at the 2013 annual meeting, in each case when the successors to the members of each class have been elected and qualify. The board members holding office as of May 19, 2010 were classified as follows:

Class I: Richard R. Burt, Meyer Feldberg
Class II: Bernard H. Garil, Heather R. Higgins
Class III: Richard Q. Armstrong, Alan S. Bernikow

Additional information regarding the classification of the board is provided below under “Recent fund governance changes” on page 23 of this proxy statement.

In addition, effective July 15, 2010, the board of directors of the Fund elected Barry M. Mandinach to serve as a Class III director of the Fund. Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”), because of his employment by UBS Global AM and UBS Global Asset Management (US) Inc. (collectively, “UBS Global AM—Americas region”).

The board proposes the election of Richard R. Burt and Meyer Feldberg to serve as Class I directors for a three year term expiring in 2014 and until their successors are duly elected and qualify, or until they resign or are otherwise removed. Each nominee has indicated his willingness to serve if elected. Each of Messrs. Burt and Feldberg was last elected director at an Annual Meeting of Shareholders held on March 11, 2010. If you properly execute and return the enclosed proxy card, unless you give contrary instructions on the proxy card, then your shares will be voted FOR the election of both of the nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the board may recommend.

Directors, including any who are not “interested persons” of the Fund as that term is defined in the 1940 Act (“Independent Directors”), shall be elected by a plurality of votes cast, provided a quorum is present.

2

Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund on December 31, 2010.

Listed in the table below for each nominee, is a brief description of the experience of each nominee and each other director, both as a director or trustee of other funds, as well as other recent professional experience.

Nominees:
Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by nominee	Other directorships held by nominee

Interested director:
Meyer Feldberg†; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Class I Director	Term expires 2011; Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in the office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 58 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper)and the New York City Ballet.

Independent director:
Richard R. Burt; 63 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Class I Director	Term expires 2011; since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).	Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of the Central Europe & Russia Fund, Inc., the European Equity Fund, Inc. and The New Germany Fund, Inc.

3

Other Directors:

Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by director	Other directorships held by director

Interested director:
Barry M. Mandinach††; 54 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Class III Director	Term expires 2013; since July 2010	Mr. Mandinach is a managing director of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Independent directors:
Richard Q. Armstrong; 75 c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019	Class III Director and Chairman of the Board of Directors	Term expires 2013; since 1996 (Director); since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

4

Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by director	Other directorships held by director

Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Class III Director	Term expires 2013; Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear)(and serves as a member of its audit committee and as a member of its nominating and corporate governance committees). He is also a director of Premier American Bank, N.A.

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Class II Director	Term expires 2012; Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

5

Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by director	Other directorships held by director

Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Class II Director	Term expires 2012; Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).	Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

*	Following the expiration of his or her term, each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualifies, or until he or she resigns or is otherwise removed.

†	Professor Feldberg is deemed an “interested person” of the Fund as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

6

Information about nominee/other director ownership of fund shares

Nominee/other director	Dollar range of equity securities in Fund†	Aggregate dollar range of equity securities in all registered investment companies overseen by nominee/other director
for which UBS Global AM or an affiliate serves as
investment advisor, sub-advisor or manager†

Interested nominee:
Meyer Feldberg	None	Over $100,000
Interested other director:
Barry M. Mandinach	None	Over $100,000
Independent nominees/other directors:
Richard Q. Armstrong	None	Over $100,000
Alan S. Bernikow	None	Over $100,000
Richard R. Burt	None	Over $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	Over $100,000

†	Information regarding ownership of shares of the Fund and in all registered investment companies overseen by the nominee/other director for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2010.

It is the board’s policy that each member invest more than $100,000, in the aggregate, in the UBS Global AM funds he or she oversees. Such investments by a board member may be dispersed across a number of funds, and may not necessarily be made in any one particular fund.

Additional information about the board

Leadership structure and qualifications of board of directors
The board is responsible for oversight of the Fund. The board is currently composed of seven directors, five of whom are not “interested persons” of the Fund as that term is defined by the 1940 Act (“Independent Directors”). One of the remaining two directors is independent of UBS Global AM but an “interested person” of the Fund within the meaning of the 1940 Act because he is employed by a registered broker-dealer that may execute transactions with the Fund from time to time. The other director is an “interested person” of the Fund within the meaning of the 1940 Act because of his employment with UBS Global AM—Americas region. The board members have selected an Independent Director to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other directors between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Governance Committee to assist the board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the Fund or to liaise with the Fund’s Chief Compliance Officer or service providers, including staff of UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Directors have also engaged independent legal counsel to assist

7

them in performing their oversight responsibilities. The directors have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Directors and the full board in a manner that enhances the full board’s oversight.

The Fund has engaged UBS Global AM to manage the Fund on a day-to-day basis. The board is responsible for overseeing UBS Global AM and other service providers in the operations of the Fund in accordance with the 1940 Act, applicable state and other laws, and the Fund’s charter. The board reviews, on an ongoing basis, the Fund’s performance, operations and investment strategies and techniques. The board also conducts reviews of UBS Global AM and its role in running the operations of the Fund.

The board has concluded that, based on each nominee and other director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other nominee and other directors, each nominee and other director should serve as a director. In determining that a particular nominee or other director is qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the nominees and other directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all nominees and other directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as directors. In addition, where applicable, the board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A nominee’s/other director’s ability to perform his or her duties effectively may have been attained through a nominee’s/other director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee or other director that led the board to conclude that he or she should serve as a director.

Mr. Armstrong and Amb. Burt have each served as a director of the Fund and as directors/trustees of other funds in the fund complex for well more than a decade, including as members and/or chairs of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies. He was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of the New England Consulting Group (management consulting firm) (December 1992-September 1993). He was managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) (1987–1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987-1991) (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well-known brands as Arrow shirts and Gold Toe socks). Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989–1991) and the US Ambassador to the Federal Republic of Germany

8

(1985–1989). He had also been a partner of McKinsey & Company (management consulting firm). Mr. Mandinach, whose candidacy was suggested by UBS Global AM, has extensive experience in the mutual fund industry and a broad understanding of the needs of investors. Throughout his career, Mr. Mandinach has been involved with the marketing of mutual funds and in building relationships with service intermediaries. Mr. Mandinach is currently the Head of UBS Global AM—Americas region’s Institutional & Wholesale Business (US) as well as its Chief Marketing Officer (US). Mr. Mandinach has previously held positions at Drexel Burnham Lambert and at the Zweig funds. Prof. Feldberg has served as a director of the Fund and other mutual funds in the fund complex for nearly two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies. Mr. Bernikow, Mr. Garil and Ms. Higgins were elected as directors of the Fund and the other funds in the fund complex during 2005–2006. Mr. Bernikow, Mr. Garil and Ms. Higgins also serve as members and/or chairs of various board committees. Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touch LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank. Mr. Garil has almost four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each nominee and other director’s professional experience is included above in the table under Proposal 1. That table contains information regarding other directorships currently held by board members. In addition, during the five years ended December 31, 2010, the following directors were members of the boards of the following companies/funds: (1) Amb. Burt—director of IGT, Inc. (provides technology to gaming and wagering industry); director of Hollinger International, Inc. (publishing); director of HCL Technologies, Ltd.; director of The Protective Group, Inc. (produces armor products); chairman and director of Weirton Steel Corp.; and director or trustee of funds in the Scudder Mutual Fund Family (the number of funds comprising the Scudder Family varied, but at one point during his service numbered greater than 50); and (2) Prof. Feldberg—director of Select Medical Inc. (healthcare services).

Risk oversight
The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular board and committee activities. Day to-day risk management with respect to the Fund is the responsibility of UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Global AM. Each of UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the Fund or UBS Global AM, its affiliates or other service providers. As part of its regular oversight of the Fund, the board, directly or through a committee, reviews reports from, among others, management, the Fund’s Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Global AM or its affiliates, as appropriate, regarding risks faced by the Fund and UBS Global AM’s risk oversight programs. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the board regarding compliance matters for

9

the Fund and its service providers; the board has designated one of its members to liase with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and shareholder meetings
 The board of directors of the Fund met six times during the fiscal year ended November 30, 2010. Each director attended 75% or more of the board meetings during the last fiscal year. The Fund’s directors are not required to attend the Fund’s annual meetings, and no directors attended the annual meeting of shareholders in 2010.

Committees
The board has established an Audit Committee that acts pursuant to a written charter (“Audit Committee Charter”) and is responsible for, among other things: (i) overseeing the scope of the Fund’s audit; (ii) overseeing the Fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as determining the compensation thereof. The Audit Committee Charter is attached as Exhibit A. In furtherance of its duties, the Audit Committee is also responsible for, among other things: receiving reports from the Fund’s independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring of UBS Global AM and the Fund’s independent registered public accounting firm as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; and reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm may have encountered during the conduct of the audit.

Although the Audit Committee has the responsibilities set forth in its Audit Committee Charter and described above, it is not responsible for planning or conducting the Fund’s audit or determining whether the Fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. In fulfilling their responsibilities under the Fund’s Audit Committee Charter, it is recognized that (i) the members of the Audit Committee are not full-time employees of the Fund; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or any other types of auditing and accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within or outside of the Fund from whom he or she receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the board); and (c) statements made by the officers and employees of the Fund, UBS Global AM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accounting firm to the Fund. The review of the Fund’s financial statements by the Fund’s Audit Committee is not of the same quality as the audit performed by the independent registered public accounting firm.

None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his or her independence from management or the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. Each member of the Fund’s Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as

10

investment advisor, sub-advisor or manager. The Audit Committee met 8 times during the fiscal year ended November 30, 2010, and each member attended 75% or more of those meetings.

The Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; (c) received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence; and (d) based upon its review of the above, recommended to the board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2010. The members of the Audit Committee are Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Bernard H. Garil and Heather R. Higgins. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (“Nominating and Corporate Governance Committee Charter”). The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board; making recommendations to the board with respect to compensation of board and committee members; overseeing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may from time to time delegate to the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is not available on UBS Global AM’s Web site, but a copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit B. The Nominating and Corporate Governance Committee currently consists of Messrs. Burt and Garil and Ms. Higgins, none of whom is an “interested person” for purposes of the 1940 Act, and all of whom are independent as defined under the listing standards of the NYSE applicable to closed-end funds. The Nominating and Corporate Governance Committee met 7 times during the fiscal year ended November 30, 2010, and each member attended 75% or more of those meetings.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and does not believe that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other board members; and (vi) the extent to which the candidate would be a desirable addition to the board and any committees thereof.

11

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resumé or curriculum vitae and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders. In addition, the shareholder’s letter must satisfy the requirements of the Fund’s Bylaws as in effect from time to time, including disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. A copy of the related requirements of the Fund’s Bylaws as in effect as of the date of this proxy statement is attached as Exhibit C.

The board does not have a standing compensation committee. Shareholders can send other communications to the board care of its Chairman at the following address: Mr. Richard Q. Armstrong—c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019.

Information about independent director ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM
As of December 31, 2010, the Independent Directors or their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation
Each Independent Director received, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Effective January 1, 2011, those fees were increased to $110,000 and $18,000, respectively. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the boards receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance or contract renewal matters (currently Heather R. Higgins and Bernard H. Garil, respectively) receives annually an additional $20,000. However, if a board member simultaneously holds more than one such position or assignment, he or she is paid only the higher of the fees otherwise payable for these positions or assignments. Independent Directors who were also members of the Audit Committee and/or the Nominating and Corporate Governance Committee were paid $2,000 for each such meeting actually attended, provided that such meeting was not held in conjunction with a regularly scheduled board meeting. Effective January 1, 2011, in lieu of these

12

Committee meeting fees, each Independent Director will receive, in the aggregate from the UBS Global AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS Global AM or any one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Fund’s nominees/other directors.

Compensation table†

	Aggregate	Total compensation
	compensation	from the Fund and
Name of person, position	from the Fund*	the Fund complex**

Richard Q. Armstrong, director	$5,281	$240,000
Alan S. Bernikow, director	5,082	225,000
Meyer Feldberg, director††	None	193,820
Richard R. Burt, director	5,030	221,000
Bernard H. Garil, director	4,898	211,000
Heather R. Higgins, director	4,872	209,000
Barry M. Mandinach, director†††	None	None

†	Except as discussed elsewhere herein, only Independent Directors were compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager.

††	Professor Feldberg is an “interested person” of the Fund by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates, and (ii) other wise by UBS Global AM. Accordingly, the compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation, as discussed above. Professor Feldberg is compensated by UBS Global AM with respect to his service on the Fund’s board.

†††	Mr. Mandinach, who was appointed to the board effective July 15, 2010, is an “interested person” of the Fund because of his employment by UBS Global AM—Americas region. He is not compensated by a fund for his services as a board member.

*	Represents fees paid to each director during the fiscal year ended November 30, 2010.

**	Represents fees paid during the calendar year ended December 31, 2010 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt and Garil and Ms. Higgins; and (b) 29 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No Fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

13

Information concerning independent registered public accounting firm

The Fund’s financial statements for the fiscal year ended November 30, 2010, were audited by Ernst & Young LLP (“Ernst & Young”), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young’s independence. In February 2011, the Audit Committee of the Fund is expected to consider the approval of Ernst & Young as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2011, and such selection is expected to be considered by the Fund’s board. Ernst & Young has been the Fund’s independent registered public accounting firm since the Fund’s inception in October 1992. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and should be available should any matter arise requiring their response.

Audit fees
The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the audit of each of the last two fiscal years ended November 30, 2010 and November 30, 2009 were approximately $56,200 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees
The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,574, respectively, in each of the fiscal years ended November 30, 2010 and November 30, 2009.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements, and (2) review of the consolidated 2009 and 2008 reports on the profitability of the UBS funds to UBS Global AM and its affiliates to assist the board members in their annual advisory/administration contract reviews.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax fees
The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended November 30, 2010 and November 30, 2009 were approximately $3,675 and $4,625, respectively.

14

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accounting firm’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees
For the fiscal years ended November 30, 2010 and November 30, 2009, there were no fees billed by Ernst & Young for other products and services provided to the Fund other than the services reported above. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2010 and November 30, 2009 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The Audit Committee shall:

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global [AM]”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (footnote continued on next page)

15

of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such subcommittee shall report to the Committee, at its next regularly scheduled meeting after the subcommittee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

Aggregate non-audit fees
For the fiscal years ended November 30, 2010 and November 30, 2009, the aggregate non-audit fees billed by Ernst & Young of approximately $237,202 and $122,464, respectively, included non-audit services rendered on behalf of the Fund of approximately $7,202 and $8,199, respectively, and non-audit services rendered on behalf of the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of approximately $230,000 and $114,265, respectively.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining Ernst & Young’s independence.

(iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

16

Executive officers

Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund’s officers currently receives any compensation from the Fund. The executive officers of the Fund are:

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) prior to which he was a director and deputy general counsel (since 2005) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

17

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

18

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

19

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

20

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer

Uwe Schillhorn**; 46	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

21

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†	Officers of the Fund are appointed by the directors and serve at the pleasure of the board.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

22

Beneficial ownership of shares

The following information is based upon a review of public filings. As of January 21, 2011, management believed that the following person owned beneficially 5% or more of the common stock of the Fund:

	Name and address of	Amount and nature of
Title of class	beneficial owner	beneficial ownership	Percent of class

Common Stock	First Trust Portfolios L.P.; First Trust Advisors L.P.; The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,267,012*	17.9%**

*
First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold shares of common stock of the issuer. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of the issuer’s common stock. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold shares of common stock of the issuer. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

**
First Trust Portfolios L.P. made the filing upon which this information is based for a reporting event occurring on October 31, 2010. Percent of class is based on the number of shares outstanding as of January 21, 2011.

Section 16(a) beneficial ownership reporting compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any board member or officer.

Recent fund governance changes

As previously discussed, effective on May 19, 2010, the Fund elected under Maryland law to classify the board of directors into three classes. The Board also approved several other corporate governance measures to clarify internal procedures and to help assure that the purposes and goals of the Fund may be fostered, which are reflected in the Fund’s Bylaws. These changes included the adoption of detailed procedures regarding shareholder-requested special meetings of shareholders. These provisions include enhanced disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. These fund governance changes did not require a vote of shareholders.

Shareholder proposals

Any shareholder who wishes to submit proposals for inclusion in the Fund’s proxy materials for a subsequent shareholder meeting should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL, 60606. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than September 29, 2011.

23

Any shareholder who wishes to submit proposals to be considered at a subsequent shareholders meeting and not to be included in the Fund’s proxy materials should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606. In order to be considered at the Fund’s 2012 annual meeting of shareholders, shareholder proposals must be received by the Fund no earlier than August 30, 2011 and no later than September 29, 2011.

Shareholder proposals that are submitted in a timely manner either for inclusion in the Fund’s proxy materials, or otherwise for presentation at the Fund’s 2012 annual meeting of shareholders, will not necessarily be included in the Fund’s proxy materials or be able to be presented at the 2012 annual meeting of shareholders. Inclusion or presentation of such proposals, as applicable, is subject to limitations under the federal securities laws and informational requirements of the Fund’s current Bylaws (attached as Exhibit C), as in effect from time to time.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on March 17, 2011

This proxy statement, along with the Fund’s annual report for the fiscal year ended November 30, 2010, are available free of charge on the Fund’s website at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html.

Other business

Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon in their discretion.

By order of the board of directors,

Mark F. Kemper
Vice President and Secretary

January 27, 2011

It is important that you execute and return your proxy promptly.

24

(This page has been left blank intentionally)

Exhibit A

Audit committee charter amended and restated as of May 12, 2004 (with revisions through December 2010)

Establishment and purpose
This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Fund’s independent auditors.

In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund’s audit, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

Duties and responsibilities
 Audit oversight. The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1.	Approve, and recommend to the Board for the Board’s ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global and any

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global or the Fund’s officers).

3.	Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors’ independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

4.	Review, in consultation with the independent auditors, the scope of the Fund’s proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund’s financial statements.

5.	Inquire of UBS Global and the independent auditors as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

6.	[Closed-end Funds only] Review and discuss the Fund’s audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund’s disclosure of management’s discussion of Fund performance.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

7.	Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management’s response.

8.	Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

9.	Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund’s service providers.

10.	Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund’s sub-advisor(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund’s sub-advisor(s), if any, that relates to services rendered to the Fund.

11.	Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund’s investment advisor (including sub-advisors, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

12.	Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

13.	[Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund’s officers and UBS Global; and prepare the audit committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders.

14.	[Closed-end Funds only] At least annually, obtain and review a report by the Fund’s independent auditors describing (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditor and the Fund.

15.	[Closed-end Funds only] Discuss in general the Fund’s periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

16.	[Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

17.	[Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund’s independent auditors.

18.	[Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board’s review.

19.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In performing its duties, the Committee shall be provided by UBS Global, the Fund’s sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers and, as it determines necessary to carry out its duties and at the Fund’s expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund’s independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

Composition
The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange’s Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.2

In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an “audit committee financial expert,” as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

[2]	In the case of a newly-organized UBS fund, the Chairperson’s term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

Meetings
The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund’s counsel, UBS Global, the Fund’s sub-advisor(s), if any, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund’s independent auditors at least once a year outside the presence of the Fund’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting
The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

Limits on role of committee
While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund’s audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund’s financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments
This Charter may be amended by a vote of a majority of the Board members.

Appendix A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Master Trust
*Strategic Global Income Fund, Inc.
*Global High Income Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

*	Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

Appendix B

Audit committee financial expert requirements

An “audit committee financial expert” is a person who has the following attributes:

an understanding of generally accepted accounting principles and financial statements;

the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

an understanding of internal controls and procedures for financial reporting; and

an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

other relevant experience.

Appendix C

Policies of the audit committee regarding concerns or complaints relating to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund

Introduction
The following policies are adopted by the Board of each fund (“Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) listed on Appendix A to the Fund’s Audit Committee Charter (“Charter”).

These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 11 of “Duties and Responsibilities—Audit Oversight” in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment advisor (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a “Service Provider”) and (3) protections for such persons bringing complaints or concerns to the attention of the Board’s Audit Committee (the “Committee”).

Reporting
It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PNC Global Investment Servicing, Inc.), contact UBS Global AM via the “ethics hotline” and/or mailbox referenced below (unless such person believes that using such “ethics hotline” and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider’s reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

Non retaliation
The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following “Covered Activities”:

1.	reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

2.	assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

3.	filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

Confidentiality
Reasonable efforts will be made to keep a reporting person’s identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee) at the Chairman’s (or other Committee member’s) address as specified in the Fund’s Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

Ethics hotline & mailbox
 Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 877-882 9373. Written submissions should be addressed to: UBS Global Asset Management (Americas) Inc., Attn: Chief Compliance Officer, 1285 Avenue of the Americas, New York, NY 10019-6028.

Breach of this policy
Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund’s or a Service Provider’s reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board’s decision to terminate any Fund contracts or other relationships with the Service Provider.

Retention and treatment of information regarding concerns and complaints
The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

(May 2004, with revisions through December 2010)

Exhibit B

Nominating and corporate governance committee charter (with revisions effective May 2010)

Establishment and purpose
This document serves as the Charter for the Nominating and Corporate Governance Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the “Board”) of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and (e) periodically assess the functioning of the Board and its committees (including the Committee).

Composition
1.	The Committee shall consist of three or more Board members who are not “interested persons” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the “NYSE”). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member’s resignation or removal from the Board or the Committee.

2.	The Committee shall elect a chairperson (the “Chairperson”) of the Committee, who shall preside over Committee meetings.

3.	The compensation of the Chairperson and the Committee members shall be as determined by the Board.

Nomination and appointment policy
1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•	whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•	the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

•	the interplay of the candidate’s experience with the experience of other Board members; and

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

Duties and responsibilities
1.	The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

2.	The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3.	The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

4.	The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

5.	The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

6.	The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board. As part of the Committee’s annual evaluation of the Board, the Chairperson of the Committee shall survey each Board member regarding the Board member’s assessment of the competency and performance of the other members of the Board and the Chairperson of the Board shall survey each Board member, other than the Chairperson of the Committee, regarding the Board member’s assessment of the competency and performance of the member of the Board serving as the Chairperson of the Committee.

7.	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

Subcommittees
1.	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Meetings
1.	The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

2.	One-half of the Committee’s members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

3.	The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

4.	The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

5.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

Reporting
1.	The Chairperson shall report to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments
1.	This Charter may be amended by a vote of a majority of the Board members.

Schedule A
UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Master Trust
Strategic Global Income Fund, Inc.
Global High Income Fund Inc.
Investment Grade Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

Exhibit C

Article II, Section 11 of the Fund’s Bylaws amended and restated as of May 2010

Section 11. Advance Notice of Stockholder Nominees for Director and other Stockholder Proposals.

(a)	Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

	(2)	For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

	(3)	Such stockholder’s notice shall set forth:

		(i)	as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”),

			(A)	all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and

			(B)	whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and the rules promulgated thereunder and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination;

(ii)	as to any business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)	as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

	(A)	the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

	(B)	the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

	(C)	whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any other registered closed-end fund (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company) and

	(D)	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

	(iv)	as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

		(A)	the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

		(B)	the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

	(v)	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a Director or the proposal of other business on the date of such stockholder’s notice.

(4)	Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market).

(5)	Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)	For purposes of this Section 11, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)	Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraph (a)(3) of this Section 11, shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)	General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2)	Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)	“Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)	Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

(This page has been left blank intentionally)

Strategic Global Income Fund, Inc.

Strategic Global Income Fund, Inc.

Notice of annual meeting to be held on March 17, 2011 and proxy statement

Proxy – STRATEGIC GLOBAL INCOME FUND, INC.

Annual Meeting of Shareholders – March 17, 2011

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of Strategic Global Income Fund Inc., a Maryland corporation (the "Company"), hereby appoints Keith A Weller and Cathleen Crandall, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on March 17, 2011 at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the listed nominees for Class I director. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: Proxy Tabulator, P.O. Box 859232, Braintree, MA 02185-9919.

BNY Mellon Investment Servicing has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

SGI – PXC - 0310

X	Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Election of Class I Directors – The Board of Directors recommends a vote FOR the listed nominees.

1. To elect as Class I directors	01 – Richard R. Burt	02 – Meyer Feldberg

☐	Mark here to vote FOR all nominees
☐	Mark here to WITHHOLD vote from all nominees	01	02
☐	For all EXCEPT – To withhold a vote for one or more	☐	☐
	nominees, mark the box to the left and the
	corresponding numbered box(es) to the right.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Authorized Signatures – This section must be completed for your vote to be counted. Date and Sign Below

Dated _________________________________________________

_______________________________________________________ Signature

_______________________________________________________ Signature (if held jointly)

_______________________________________________________ Title or Authority

Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to one of the names shown on this proxy card. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title unless it is reflected in the form of registration.

SHI-PXC-0311

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.